UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4105 Royal Drive NW Kennesaw, Georgia		30144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 770-423-2200

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On November 10, 2003, eOn Communications Corporation (“eOn”) reported third consecutive quarter of profitability in the quarter ended October 31, 2003 and announced changes in executive management to focus on international expansion. For additional information, see the press release attached hereto as Exhibit 99.1.

On November 10, 2003, eOn announced plans to acquire NeoMecca, Inc., a Korean call center solution provider. For additional information, see the press release attached hereto as Exhibit 99.2.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation on November 10, 2003.

99.2	Press release issued by eOn Communications Corporation on November 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2003

EON COMMUNICATIONS CORPORATION

By:	/s/ David S. Lee

David S. Lee
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation on November 10, 2003

99.2	Press release issued by eOn Communications Corporation on November 10, 2003